                                                                EXHIBIT 15(a)(1)
                                    FORM OF
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                       OF
                             AIM EQUITY FUNDS, INC.
                      (Class A Shares and Class C Shares)


         SECTION 1. AIM Equity Funds, Inc. (the "Fund") on behalf of the Shares of common stock set forth in Appendix A attached hereto (the "Portfolios") may act as a distributor of securities of such Portfolios (the "Shares") of which the Fund is the issuer, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), according to the terms of this Distribution Plan (the "Plan").

         SECTION 2. The Fund may incur pursuant to the terms of this Master Distribution Plan, expenses at the rates set forth in Appendix A per annum of the average daily net assets of the Fund attributable to the Shares, subject to any applicable limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

         SECTION 3. Amounts set forth in Appendix A may be used to finance any activity which is primarily intended to result in the sale of the Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges. Amounts set forth in Appendix A may also be used to finance payments of service fees under a shareholder service arrangement to be established by A I M Distributors, Inc. ("Distributors") as the Fund's distributor in accordance with Section 4, and the costs of administering the Plan. To the extent that amounts paid hereunder are not used specifically to reimburse Distributors for any such expense, such amounts may be treated as compensation for Distributors' distribution-related services. All amounts expended pursuant to the Plan shall be paid to Distributors and are the legal obligation of the Fund and not of Distributors. That portion of the amounts paid under the Plan that is not paid or advanced by Distributors to dealers or other institutions that provide personal continuing shareholder service as a service fee pursuant to Section 3 shall be deemed an asset-based sales charge. No provision of this Plan shall be interpreted to prohibit any payments by the Fund during periods when the Fund has suspended or otherwise limited sales.

         SECTION 4.

                 (a) Amounts expended by the Fund under the Plan shall be used in part for the implementation by Distributors of shareholder service arrangements with respect to the Shares. (With respect to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund, the previous sentence applies only to shares purchased on or after September 9, 1986.) The maximum service fee paid to any service provider shall be twenty-five one-hundredths of one percent (0.25%) per annum of the average daily net assets of the Fund attributable to the Shares owned by the customers of such service provider.

                 (b) Pursuant to this program Distributors may enter into agreements substantially in the form attached hereto as Exhibit A ("Service Agreements") with such broker-dealers

("Dealers") as may be selected from time to time by Distributors for the provision of distribution-related personal shareholder services in connection with the sale of Shares to the Dealers' clients and customers ("Customers") to Customers who may from time to time directly or beneficially own Shares. The distribution-related personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine Customer inquiries concerning the Fund and the Shares; assisting Customers in changing dividend options, account designations and addresses, and in enrolling into any of several retirement plans offered in connection with the purchase of Shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and capital gains distributions automatically in Shares and providing such other information and services as the Fund or the Customer may reasonably request.

                 (c) Distributors may also enter into Bank Shareholder Service Agreements substantially in the form attached hereto as Exhibit B ("Bank Agreements") with selected banks acting in an agency capacity for their customers ("Banks"). Banks acting in such capacity will provide shareholder services to their customers as set forth in the Bank Agreements from time to time.

                 (d) Distributors may also enter into Variable Group Annuity Contractholder Service Agreements substantially in the form attached hereto as Exhibit C ("Variable Contract Agreements") (with respect to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund) with selected insurance companies ("Companies") offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code, where amounts contributed under such plans are invested pursuant to such variable annuity contracts in Shares of the Fund. The Companies receiving payments under such Variable Contract Agreements will provide specialized services to contractholders and plan participants, as set forth in the Variable Contract Agreements from time to time.

                 (e) Distributors may also enter into Shareholder Service Agreements substantially in the form attached hereto as Exhibit D ("Agency Pricing Agreements") with selected retirement plan service providers. Such plan providers will provide services to their customers as set forth in the Agency Pricing Agreements from time to time.

                 (f) Distributors may also enter into Shareholder Service Agreements substantially in the form attached hereto as Exhibit E ("Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements") with selected bank trust departments and brokers for bank trust departments. Such bank trust departments and brokers for bank trust departments will provide shareholder services to their customers as set forth in the Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements.

         SECTION 5. Any amendment to this Plan that requires the approval of the shareholders of a Class pursuant to Rule 12b-1 under the 1940 Act shall become effective as to such Class upon the approval of such amendment by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, provided that the Board of Directors of the Fund has approved such amendment in accordance with the provisions of Section 6 of this Plan.

         SECTION 6. This Plan, any amendment to this Plan and any agreements related to this Plan shall become effective immediately upon the receipt by the Fund of both (a) the affirmative vote of a majority of the Board of Directors of the Fund, and (b) the affirmative of a majority of those directors of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Dis-interested Directors"), cast in person at a meeting called for the purpose of voting on this Plan or such agreements. Notwithstanding the foregoing, no such amendment that requires the approval of the shareholders of a Class of a Fund shall become effective as to such Class until such amendment has been approved by the shareholders of such Class in accordance with the provisions of Section 5 of this Plan.

         SECTION 7. Unless sooner terminated pursuant to Section 9, this Plan shall continue in effect until June 30, 1998 and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 6.

         SECTION 8. Distributors shall provide to the Fund's Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         SECTION 9. This Plan may be terminated at any time by vote of a majority of the Dis-interested Directors, or by vote of a majority of the outstanding voting securities of the Shares. If this Plan is terminated, the obligation of the Fund to make payments pursuant to this Plan will also cease and the Fund will not be required to make any payments beyond the termination date even with respect to expenses incurred prior to the termination date.

         SECTION 10. Any agreement related to this Plan shall be made in writing, and shall provide:

                 (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Dis-interested Directors or by a vote of the outstanding voting securities of the Fund attributable to the Shares, on not more than sixty (60) days' written notice to any other party to the agreement; and

                 (b) that such agreement shall terminate automatically in the event of its assignment.

         SECTION 11. This Plan may not be amended to increase materially the amount of distribution expenses provided for in Section 2 hereof unless such amendment is approved in the manner provided in Section 5 hereof, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 6 hereof.

                                              AIM EQUITY FUNDS, INC.

Attest:                                       By:
          ------------------------               -------------------------------
          Assistant Secretary                    President

Amended and Restated for all Portfolios as of August 2, 1997.

                                   APPENDIX A
                                       TO
                            MASTER DISTRIBUTION PLAN
                                       OF
                             AIM EQUITY FUNDS, INC.

                                DISTRIBUTION FEE


          The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for each Portfolio as designated below, a Distribution Fee* determined by applying the annual rate set forth below as to each Portfolio (or Class A or Class C thereof) to the average daily net assets of the Portfolio (or Class A or Class C thereof) for the plan year, computed in a manner used for the determination of the offering price of shares of the Portfolio (or Class A or Class C).

                                                               MINIMUM
                                                                ASSET
                                                                BASED         MAXIMUM         MAXIMUM
                                                                SALES         SERVICE        AGGREGATE
         PORTFOLIO                                              CHARGE          FEE             FEE
         ---------                                              ------          ---             ---
         (Class A Shares)

         AIM Aggressive Growth Fund                              0.00%          0.25%           0.25%
         AIM Charter Fund                                        0.05%          0.25%           0.30%
         AIM Constellation Fund                                  0.05%          0.25%           0.30%
         AIM Weingarten Fund                                     0.05%          0.25%           0.30%
         AIM Blue Chip Fund                                      0.10%          0.25%           0.35%
         AIM Capital Development Fund                            0.10%          0.25%           0.35%



                                                               MAXIMUM
                                                                ASSET
                                                                BASED         MAXIMUM         MAXIMUM
                                                                SALES         SERVICE        AGGREGATE
         PORTFOLIO                                              CHARGE          FEE             FEE
         ---------                                              ------          ---             ---
         (Class C Shares)
         AIM Charter Fund                                       0.75%          0.25%           1.00%
         AIM Constellation Fund                                 0.75%          0.25%           1.00%
         AIM Weingarten Fund                                    0.75%          0.25%           1.00%
         AIM Blue Chip Fund                                     0.75%          0.25%           1.00%
         AIM Capital Development Fund                           0.75%          0.25%           1.00%




----------------

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Class and the applicable Portfolio. The amount of the Distribution Fee is subject to any applicable limitations imposed from time to time by applicable Rules of the National Association of Securities Dealers, Inc.

                                                                      EXHIBIT A

                                 SHAREHOLDER SERVICE AGREEMENT
[LOGO APPEARS HERE]              FOR SALE OF SHARES
A I M Distributors, Inc.         OF THE AIM MUTUAL FUNDS


This Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the AIM-managed mutual funds (or designated classes of such funds) listed on Schedule A to this Agreement (the "Funds"), under a Distribution Plan (the "Plan") adopted pursuant to said Rule. This Agreement, being made between A I M Distributors, Inc. ("Distributors"), solely as agent for the Funds, and the undersigned authorized dealer, defines the services to be provided by the authorized dealer for which it is to receive payments pursuant to the Plan adopted by each of the Funds. The Plan and the Agreement have been approved by a majority of the directors of each of the Funds, including a majority of the directors who are not interested persons of such Funds, and who have no direct or indirect financial interest in the operation of the Plan or related agreements (the "Dis-interested Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination that in the exercise of their reasonable business judgement and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders. The Plan has also been approved by a vote of at least a majority of each of such Funds' (or applicable class of such Funds) outstanding securities, as defined in the 1940 Act.

 1 To the extent that you provide distribution-related continuing personal shareholder services to customers who may, from time to time, directly or beneficially own shares of the Funds, including but not limited to, distributing sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Fund's shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares and providing such other services as the Funds or the customer may reasonably request, we, solely as agent for the Funds, shall pay you a fee periodically or arrange for such fee to be paid to you.

 2 The fee paid with respect to each Fund will be calculated at the end of each payment period (as indicated in Schedule A) for each business day of the Fund during such payment period at the annual rate set forth in Schedule A as applied to the average net asset value of the shares of such Fund purchased or acquired through exchange on or after the Plan Calculation
    Date shown for such Fund on Schedule A. Fees calculated in this manner shall be paid to you only if your firm is the dealer of record at the close of business on the last business day of the applicable payment period, for the account in which such shares are held (the "Subject Shares"). In cases where Distributors has advanced payment to you of the first year's fee for shares sold at net asset value and subject to contingent deferred sales charge, no additional payments will be made to you during the first year the Subject Shares are held.

 3 The total of the fees calculated for all of the Funds listed on Schedule A for any period with respect to which calculations are made shall be paid to you within 45 days after the close of such period.

 4 We reserve the right to withhold payment with respect to the Subject Shares purchased by you and redeemed or repurchased by the Fund or by us as Agent within seven (7) business days after the date of our confirmation of such purchase. We reserve the right at any time to impose minimum fee payment requirements before any periodic payments will be made to you hereunder.

 5 This Agreement does not require any broker-dealer to provide transfer agency and recordkeeping related services as nominee for its customers.

 6 You shall furnish us and the Funds with such information as shall reasonably be requested either by the directors of the Funds or by us with respect to the fees paid to you pursuant to this Agreement.

 7 We shall furnish the directors of the Funds, for their review on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

 8 Neither you nor any of your employees or agents are authorized to make any representation concerning shares of the Funds except those contained in the then current Prospectus for the Funds, and you shall have no authority to act as agent for the Funds or for Distributors.

 9 We may enter into other similar Shareholder Service Agreements with any other person without your consent.

10 This Agreement and Schedule A may be amended at any time without your consent by Distributors mailing a copy of an amendment to you at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless you elect to terminate this Agreement within thirty (30) days of your receipt of such amendment.

11 This Agreement may be terminated with respect to any Fund at any time without payment of any penalty by the vote of a majority of the directors of such Fund who are Dis-interested Directors or by a vote of a majority of the Fund's outstanding shares, on sixty (60) days' written notice. It will be terminated by any act which terminates either the Selected Dealer Agreement between your firm and us or the Fund's Distribution Plan, and in any event, it shall terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

12 The provisions of the Distribution Agreement between any Fund and us, insofar as they relate to the Plan, are incorporated herein by reference. This Agreement shall become effective upon execution and delivery hereof and shall continue in full force and effect as long as the continuance of the Plan and this related Agreement are approved at least annually by a vote of the directors, including a majority of the Dis-interested Directors, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the address of Distributors as shown at the bottom of this Agreement. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

13 You represent that you provide to your customers who own shares of the Funds personal services as defined from time to time in applicable regulations of the National Association of Securities Dealers, Inc., and that you will continue to accept payments under this Agreement only so long as you provide such services.

14 This Agreement shall be construed in accordance with the laws of the State of Texas.

                             A I M DISTRIBUTORS, INC.

                                   /S/ MICHAEL J. CEMO
Date:________________        By: X____________________________________________


The undersigned agrees to abide by the foregoing terms and conditions.

Date:________________        By: X____________________________________________
                                   Signature

                                  ____________________________________________
                                   Print Name                  Title

                                  ____________________________________________
                                   Dealer's Name

                                  ____________________________________________
                                   Address

                                  ____________________________________________
                                   City             State              Zip

                             Please sign both copies and return one copy of each to:

                             A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 1919
                             Houston, Texas 77046-1173

                                 SCHEDULE "A"
[LOGO APPEARS HERE]              SHAREHOLDER SERVICE AGREEMENT
A I M Distributors, Inc.


          Fund                                      Fee Rate*
-------------------------------------------------------------
AIM Aggressive Growth Fund A Shares                   0.25
AIM Balanced Fund A Shares                            0.25
AIM Balanced Fund B Shares                            0.25
AIM Balanced Fund C Shares                            0.25
AIM Blue Chip Fund A Shares                           0.25
AIM Blue Chip Fund B Shares                           0.25
AIM Blue Chip Fund C Shares                           0.25
AIM Capital Development Fund A Shares                 0.25
AIM Capital Development Fund B Shares                 0.25
AIM Capital Development Fund C Shares                 0.25
AIM Charter Fund A Shares                             0.25
AIM Charter Fund B Shares                             0.25
AIM Charter Fund C Shares                             0.25
AIM Constellation Fund A Shares                       0.25
AIM Constellation Fund C Shares                       0.25
AIM Global Aggressive Growth Fund A Shares            0.50
AIM Global Aggressive Growth Fund B Shares            0.25
AIM Global Aggressive Growth Fund C Shares            0.25
AIM Global Growth Fund A Shares                       0.50
AIM Global Growth Fund B Shares                       0.25
AIM Global Growth Fund C Shares                       0.25
AIM Global Income Fund A Shares                       0.25
AIM Global Income Fund B Shares                       0.25
AIM Global Income Fund C Shares                       0.25
AIM Intermediate Government Fund A Shares             0.25
AIM Intermediate Government Fund B Shares             0.25
AIM Intermediate Government Fund C Shares             0.25
AIM Growth Fund A Shares                              0.25
AIM Growth Fund B Shares                              0.25
AIM Growth Fund C Shares                              0.25
AIM High Yield Fund A Shares                          0.25
AIM High Yield Fund B Shares                          0.25
AIM High Yield Fund C Shares                          0.25
AIM Income Fund A Shares                              0.25
AIM Income Fund B Shares                              0.25
AIM Income Fund C Shares                              0.25
AIM International Equity Fund A Shares                0.25
AIM International Equity Fund B Shares                0.25
AIM International Equity Fund C Shares                0.25
AIM Limited Maturity Treasury Shares                  0.15
AIM Money Market Fund A Shares                        0.25
AIM Money Market Fund B Shares                        0.25
AIM Money Market Fund C Shares                        0.25
AIM Cash Reserve Shares                               0.25
AIM Municipal Bond Fund A Shares                      0.25
AIM Municipal Bond Fund B Shares                      0.25
AIM Municipal Bond Fund C Shares                      0.25
AIM Tax-Exempt Bond Fund of Connecticut               0.25
AIM Tax-Exempt Cash Fund                              0.10
AIM Global Utilities Fund A Shares                    0.25
AIM Global Utilities Fund B Shares                    0.25
AIM Value Fund A Shares                               0.25
AIM Value Fund B Shares                               0.25
AIM Weingarten Fund A Shares                          0.25
AIM Weingarten Fund B Shares                          0.25
AIM Weingarten Fund C Shares                          0.25
AIM Asia-Pacific Growth Fund A Shares                 0.25
AIM Asia-Pacific Growth Fund B Shares                 0.25
AIM Asia-Pacific Growth Fund C Shares                 0.25
AIM European Capital Growth Fund A Shares             0.25
AIM European Capital Growth Fund B Shares             0.25
AIM European Capital Growth Fund C Shares             0.25


*Frequency of Payments: Quarterly, B share payments begin after an initial
 12 month holding period.

Minimum Payments: $50 (with respect to all funds in the aggregate.)

No payment pursuant to this Schedule is payable to a dealer, bank or other service provider for the first year with respect to sales of $1 million or more, at no load, in cases where A I M Distributors, Inc. has advanced the service fee to the dealer, bank or other service provider.

                                                               EXHIBIT B

[LOGO APPEARS HERE]            BANK SHAREHOLDER
A I M Distributors, Inc.       SERVICE AGREEMENT



We desire to enter into an Agreement with A I M Distributors, Inc. (the "Company") acting as agent for the "AIM Funds", for servicing of our agency clients who are shareholders of, and the administration of such shareholder accounts in the shares of the AIM Funds (hereinafter referred to as the "Shares"). Subject to the Company's acceptance of this Agreement, the terms and conditions of this Agreement shall be as follows:

 1 We shall provide continuing personal shareholder and administration services for holders of the Shares who are also our clients. Such services to our clients may include, without limitation, some or all of the following: answering shareholder inquiries regarding the Shares and the AIM Funds; performing subaccounting; establishing and maintaining shareholder accounts and records; processing and bunching customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by us; forwarding applicable AIM Funds prospectuses, proxy statements, reports and notices to our clients who are holders of Shares; and such other administrative services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulations to provide such services. We represent that we shall accept fees hereunder only so long as we continue to provide personal shareholder services to our clients.

 2 Shares purchased by us as agents for our clients will be registered (choose one) (in our name or in the name of our nominee) (in the names of our clients). The client will be the beneficial owner of the Shares purchased and held by us in accordance with the client's instructions and the client may exercise all applicable rights of a holder of such Shares. We agree to transmit to the AIM Funds' transfer agent in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client any proxy statements, periodic shareholder reports and other communications received from the Company by us on behalf of our clients. The Company agrees to pay all out-of-pocket expenses actually incurred by us in connection with the transfer by us of such proxy statements and reports to our clients as required by applicable law or regulation. We agree to transfer record ownership of a client's Shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

 3  Within five (5) business days of placing a purchase order we agree to send
    (i) a cashiers check to the Company, or (ii) a wire transfer to the AIM Funds' transfer agent, in an amount equal to the amount of all purchase orders placed by us on behalf of our clients and accepted by the Company.

 4 We agree to make available to the Company, upon the Company's request, such information relating to our clients who are beneficial owners of Shares and their transactions in such Shares as may be required by applicable laws and regulations or as may be reasonably requested by the Company. The names of our customers shall remain our sole property and shall not be used by the Company for any other purpose except as needed for servicing and information mailings in the normal course of business to holders of the Shares.

 5 We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as may be necessary or beneficial in carrying out the purposes of this Agreement.

 6 Except as may be provided in a separate written agreement between the Company and us, neither we nor any of our employees or agents are authorized to assist in distribution of any of the AIM Funds' shares except those contained in the then current Prospectus applicable to the Shares; and we shall have no authority to act as agent for the Company or the AIM Funds. Neither the AIM Funds, A I M Advisors, Inc. nor A I M Distributors, Inc. will be a party, nor will they be represented as a party, to any agreement that we may enter into with our clients.

 7 In consideration of the services and facilities described herein, we shall receive from the Company on behalf of the AIM Funds an annual service fee, payable at such intervals as may be set forth in Schedule A hereto, of a percentage of the aggregate average net asset value of the Shares owned beneficially by our clients during each payment period, as set forth in Schedule A hereto. We understand that this Agreement and the payment of such service fees has been authorized and approved by the Boards of Directors/Trustees of the AIM Funds, and is subject to limitations imposed by the National Association of Securities Dealers, Inc. In cases where the Company has advanced payments to us of the first year's fee for shares sold with a contingent deferred sales charge, no payments will be made to us during the first year the subject Shares are held.

 8 The AIM Funds reserve the right, at their discretion and without notice, to suspend the sale of any Shares or withdraw the sale of Shares.

 9 We understand that the Company reserves the right to amend this Agreement or Schedule A hereto at any time without our consent by mailing a copy of an amendment to us at the address set forth below. Such amendment shall become effective on the date specified in such amendment unless we elect to terminate this Agreement within thirty (30) days of our receipt of such amendment.

10 This Agreement may be terminated at any time by the Company on not less than 15 days' written notice to us at our principal place of business. We, on 15 days' written notice addressed to the Company at its principal place of business, may terminate this Agreement, said termination to become effective on the date of mailing notice to us of such termination. The Company's failure to terminate for any cause shall not constitute a waiver of the Company's right to terminate at a later date for any such cause. This Agreement shall terminate automatically in the event of its assigment, the term "assignment" for this purpose having the meaning defined in
    Section 2(a)(4) of the Investment Company Act of 1940, as amended.

11 All communications to the Company shall be sent to it at Eleven Greenway Plaza, Suite 1919, Houston, Texas, 77046-1173. Any notice to us shall be duly given if mailed or telegraphed to us at this address shown on this Agreement.

12 This Agreement shall become effective as of the date when it is executed and dated below by the Company. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas.

                             A I M DISTRIBUTORS, INC.

                                   /S/ MICHAEL J. CEMO
Date:________________        By: X____________________________________________


The undersigned agrees to abide by the foregoing terms and conditions.

Date:________________        By: X____________________________________________
                                   Signature

                                  ____________________________________________
                                   Print Name                  Title

                                  ____________________________________________
                                   Dealer's Name

                                  ____________________________________________
                                   Address

                                  ____________________________________________
                                   City             State              Zip

                             Please sign both copies and return one copy of each to:

                             A I M Distributors, Inc.
                             11 Greenway Plaza, Suite 1919
                             Houston, Texas 77046-1173

                                 SCHEDULE "A" TO BANK
[AIM LOGO APPEARS HERE]          SHAREHOLDER SERVICE AGREEMENT
A I M Distributors, Inc.

          Fund                                      Fee Rate*
-------------------------------------------------------------
AIM Aggressive Growth Fund A Shares                   0.25
AIM Balanced Fund A Shares                            0.25
AIM Balanced Fund B Shares                            0.25
AIM Balanced Fund C Shares                            0.25
AIM Blue Chip Fund A Shares                           0.25
AIM Blue Chip Fund B Shares                           0.25
AIM Blue Chip Fund C Shares                           0.25
AIM Capital Development Fund A Shares                 0.25
AIM Capital Development Fund B Shares                 0.25
AIM Capital Development Fund C Shares                 0.25
AIM Charter Fund A Shares                             0.25
AIM Charter Fund B Shares                             0.25
AIM Charter Fund C Shares                             0.25
AIM Constellation Fund A Shares                       0.25
AIM Constellation Fund C Shares                       0.25
AIM Global Aggressive Growth Fund A Shares            0.50
AIM Global Aggressive Growth Fund B Shares            0.25
AIM Global Aggressive Growth Fund C Shares            0.25
AIM Global Growth Fund A Shares                       0.50
AIM Global Growth Fund B Shares                       0.25
AIM Global Growth Fund C Shares                       0.25
AIM Global Income Fund A Shares                       0.25
AIM Global Income Fund B Shares                       0.25
AIM Global Income Fund C Shares                       0.25
AIM Intermediate Government Fund A Shares             0.25
AIM Intermediate Government Fund B Shares             0.25
AIM Intermediate Government Fund C Shares             0.25
AIM Growth Fund A Shares                              0.25
AIM Growth Fund B Shares                              0.25
AIM Growth Fund C Shares                              0.25
AIM High Yield Fund A Shares                          0.25
AIM High Yield Fund B Shares                          0.25
AIM High Yield Fund C Shares                          0.25
AIM Income Fund A Shares                              0.25
AIM Income Fund B Shares                              0.25
AIM Income Fund C Shares                              0.25
AIM International Equity Fund A Shares                0.25
AIM International Equity Fund B Shares                0.25
AIM International Equity Fund C Shares                0.25
AIM Limited Maturity Treasury Shares                  0.15
AIM Money Market Fund A Shares                        0.25
AIM Money Market Fund B Shares                        0.25
AIM Money Market Fund C Shares                        0.25
AIM Cash Reserve Shares                               0.25
AIM Municipal Bond Fund A Shares                      0.25
AIM Municipal Bond Fund B Shares                      0.25
AIM Municipal Bond Fund C Shares                      0.25
AIM Tax-Exempt Bond Fund of Connecticut               0.25
AIM Tax-Exempt Cash Fund                              0.10
AIM Global Utilities Fund A Shares                    0.25
AIM Global Utilities Fund B Shares                    0.25
AIM Global Utilities Fund C Shares                    0.25
AIM Value Fund A Shares                               0.25
AIM Value Fund B Shares                               0.25
AIM Value Fund C Shares                               0.25
AIM Weingarten Fund A Shares                          0.25
AIM Weingarten Fund B Shares                          0.25
AIM Weingarten Fund C Shares                          0.25
AIM Asia-Pacific Growth Fund A Shares                 0.25
AIM Asia-Pacific Growth Fund B Shares                 0.25
AIM Asia-Pacific Growth Fund C Shares                 0.25
AIM European Capital Growth Fund A Shares             0.25
AIM European Capital Growth Fund B Shares             0.25
AIM European Capital Growth Fund C Shares             0.25


*Frequency of Payments: Quarterly, B share payments begin after an initial
 12 month holding period.

Minimum Payments: $50 (with respect to all funds in the aggregate.)

No payment pursuant to this Schedule is payable to a dealer, bank or other service provider for the first year with respect to sales of $1 million or more, at no load, in cases where A I M Distributors, Inc. has advanced the service fee to the dealer, bank or other service provider.

                                                                       EXHIBIT C


                             AIM EQUITY FUNDS, INC.

            VARIABLE GROUP ANNUITY CONTRACTHOLDER SERVICE AGREEMENT


                                                ______________________, 19______


AIM Equity Funds, Inc.
11 Greenway Plaza
Suite 1919
Houston, Texas 77046

Gentlemen:

         We desire to enter into an Agreement with AIM Equity Funds, Inc. (the "Company"), for the provision of specialized services to holders of Group Annuity Contracts (the "Contracts") issued by us to employers for their pension, stock bonus or profit-sharing plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Plans"), where amounts contributed under such plans are invested pursuant to the Contracts in shares of one or more of the series portfolios of the Company (the "Fund(s)") listed in Appendix A, attached hereto. Subject to the Company's acceptance of this Agreement, the terms and conditions of this Agreement shall be as follows:

         1. We shall provide specialized services to holders of Contracts who have selected the Fund(s) for purposes of their Group Annuity Contracts ("Contractholders"). Such services to Group Contractholders may include, without limitation, some or all of the following: answering inquiries regarding the Fund(s) and the Company; performing sub-accounting for Contractholders; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of Contract account balances; forwarding such reports and notices to Contractholders relative to the Fund(s) as we deem necessary; generally, facilitating communications with Contractholders concerning investments in the Fund(s) on behalf of Plan participants; and performing such other administrative services as we deem to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation. We represent that we will accept a fee hereunder only so long as we continue to provide personal services to Contractholders.

         2. Shares of the Fund(s) purchased by us will be registered in our name and we may exercise all applicable rights of a holder of such Shares. We agree to transmit to the Company, in a timely manner, all purchase orders and redemption requests and to forward to each of our Contractholders as we deem necessary, periodic shareholder reports and other communications received from the Company by us.

         3.      We agree to wire to the Company's custodian bank, within five
(5) business days of the placing of a purchase order, federal funds in an amount equal to the amount of all purchase orders placed by us on behalf of our Contractholders and accepted by the Company (net of any redemption orders placed by us on behalf of our Contractholders).


         4. We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as may be necessary or beneficial in carrying out the purposes of this Agreement.

         5. Except as may be provided in a separate written agreement between A I M Distributors, Inc. and us, neither we nor any of our employees or agents are authorized to assist in the distribution of any shares of the Fund(s) to the public or to make any representations to Contractholders concerning the Fund(s) except those contained in the then current Company Prospectus applicable to the Fund(s), copies of which will be supplied by the Company to us, as we may request. Neither the Company, A I M Advisors, Inc. nor A I M Distributors, Inc. will be a party, nor will they be represented as a party, to any Group Annuity Contract agreement between us and the Contractholders nor shall the Company, A I M Advisors, Inc. or A I M Distributors, Inc. participate, directly or indirectly, in any compensation that we may receive from Contractholders and their Plans' participants.

         6. In consideration of the services and facilities described herein, we shall receive from the Company an annual service fee, payable semi-annually, of 0.25 percent of the aggregate average net asset value of shares of the Fund(s) owned by us during each semi-annual period for the benefit of Contractholders' Plans' participants. We understand that this Agreement and the payment of such service fees have been authorized and approved by the Board of Directors of the Company. We further understand that this Agreement and the fees payable hereunder are subject to limitations imposed by applicable rules of the National Association of Securities Dealers, Inc.

         7. The Company reserves the right, at its discretion and without notice, to suspend the sale of shares of the Fund(s) or to withdraw the sale of shares of the Fund(s).

         8. This Agreement may be amended at any time without our consent by the Company mailing a copy of an amendment to us at the address set forth below. Such amendment shall become effective on the date set forth in such amendment unless we terminate this Agreement as set forth below within thirty
(30) days of our receipt of such amendment.

         9. This Agreement may be terminated at any time by the Company on not less than sixty (60) days' written notice to us at our principal place of business. We may terminate this Agreement on sixty (60) days' written notice addressed to the Company at its principal place of business. The Company may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. The Company's failure to terminate for any cause shall not constitute a waiver of the Company's right to terminate at a later date for any such cause. This Agreement shall terminate automatically in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act of 1940.

         10. All communications to the Company shall be sent to it at 11 Greenway Plaza, Suite 1919, Houston, Texas 77046. Any notice to us shall be duly given if mailed or telegraphed to us at the address shown on this Agreement.


         11. This Agreement shall become effective as of the date when it is executed and dated below by the Company. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas.

                                       ---------------------------------------
                                       (Firm Name)


                                       ---------------------------------------
                                       (Address)


                                       ---------------------------------------
                                       (City) / (State) / (County)


                                       BY:
                                                ------------------------------

                                       Name:
                                                ------------------------------

                                       Title:
                                                ------------------------------

                                       Dated:
                                                ------------------------------




ACCEPTED:

By:
         -------------------------------------------------------------
Name:
         -------------------------------------------------------------
Title:
         -------------------------------------------------------------
Dated:
         -------------------------------------------------------------

                                   APPENDIX A

                                       TO

                             AIM EQUITY FUNDS, INC.

            VARIABLE GROUP ANNUITY CONTRACTHOLDER SERVICE AGREEMENT




AIM Charter Fund (Class A)

AIM Constellation Fund (Class A)

AIM Weingarten Fund (Class A)

AIM Charter Fund (Class C)

AIM Constellation Fund (Class C)

AIM Weingarten Fund (Class C)

                                                                 EXHIBIT D

                            AGENCY PRICING AGREEMENT
               (THE AIM FAMILY OF FUNDS--Registered Trademark--)

         This Agreement is entered into as of the____ of ____________, 1997, between _______________________(the "Plan Provider") and A I M Distributors, Inc. (the "Distributor").

                                       RECITAL


         Plan Provider acts as a trustee and/or servicing agent for defined contribution plans and/or deferred compensation plans (the "Plans") and invests and reinvests such Plans' assets as specified by an investment advisor, sponsor or administrative committee of the Plan (a "Plan Representative") generally upon the direction of Plan beneficiaries (the "Participants").

         Plan Provider and Distributor desire to facilitate the purchase and redemption of shares (the "Shares") of the funds listed on Exhibit A hereto (the "Fund" or "Funds"), registered investment companies distributed by Distributor, on behalf of the Plans, through one or more accounts (not to exceed one per Plan) in each Fund (individually an "Account" and collectively the "Accounts"), subject to the terms and conditions of this Agreement. Distributor shall, on behalf of the Funds, pay to Plan Provider a fee in accordance with Exhibit A hereto.

                                    AGREEMENT

1.       SERVICES

         Plan Provider shall provide shareholder and administration services for the Plans and/or their Participants, including, without limitation: answering questions about the Funds; assisting in changing dividend options, account designations and addresses; establishing and maintaining shareholder accounts and records; and assisting in processing purchase and redemption transactions (the "Services").
         Plan Provider shall comply with all applicable laws, rules and regulations, including requirements regarding prospectus delivery and maintainance and preservation of records. To the extent allowed by law, Plan Provider shall provide Distributor with copies of all records that Distributor may reasonably request. Distributor or its affiliate will recognize each Plan as an unallocated account in each Fund, and will not maintain separate accounts in each Fund for each Participant. Except to the extent provided in Section 3, all Services performed by Plan Provider shall be as an independent contractor and not as an employee or agent of Distributor or any of the Funds. Plan Provider and Plan Representatives, and not Distributor, shall take all necessary action so that the transactions contemplated by this Agreement shall not be "Prohibited Transactions" under section 406 of the Employee Retirement Income Security Act of 1974, or section 4975 of the Internal Revenue Code.

2.       PRICING INFORMATION

         Each Fund or its designee will furnish Plan Provider on each business day that the New York Stock Exchange is open for business ("Business Day"), with (i) net asset value information as of the close of trading (currently 4:00 p.m. Eastern Time) on the New York Stock Exchange or as at such later times at which a Fund's net asset value is calculated as specified in such Fund's prospectus ("Close of Trading"), (ii) dividend and capital gains information as it becomes available, and (iii) in the case of income Funds, the daily accrual or interest rate factor (mil rate). The Funds shall use their best efforts to provide such information to Plan Provider by 6:00 p.m. Central Time on the same Business Day.

         Distributor or its affiliate will provide Plan Provider (a) daily confirmations of Account activity within five Business Days after each day on which a purchase or redemption of Shares is effected for the particular Account, (b) if requested by Plan Provider, quarterly statements detailing activity in each Account within fifteen Business Days after the end of each quarter, and (c) such other reports as may be reasonably requested by Plan Provider.

3.       ORDERS AND SETTLEMENT

         If Plan Provider receives instructions in proper form from Participants or Plan Representatives before the Close of Trading on a Business Day, Plan Provider will process such instructions that same evening. On the next Business Day, Plan Provider will transmit orders for net purchases or redemptions of Shares to Distributor or its designee by 9:00 a.m. Central Time and wire payment for net purchases by 2:00 p.m. Central Time. Distributor or its affiliate will wire payment for net redemptions on the Business Day following the day the order is executed for the Accounts. In doing so, Plan Provider will be considered the Funds' agent, and Shares will be purchased and redeemed as of the Business Day on which Plan Provider receives the instructions. Plan Provider will record time and date of receipt of instructions and will, upon request, provide such instructions and other records relating to the Services to Distributor's auditors. If Plan Provider receives instructions in proper form after the Close of Trading on a Business Day, Plan Provider will treat the instructions as if received on the next Business Day.

4.       REPRESENTATIONS WITH RESPECT TO THE DISTRIBUTOR AND THE FUNDS

         Plan Provider and its agents shall limit representations concerning a Fund or Shares to those contained in the then current prospectus of such Fund, in current sales literature furnished by Distributor to Plan Provider, in publicly available databases, such as those databases created by Standard & Poor's and Morningstar, and in current sales literature created by Plan Provider and submitted to and approved in writing by Distributor prior to its use.

5.       USE OF NAMES

         Plan Provider and its affiliates will not, without the prior written approval of Distributor, make public references to A I M Management Group Inc. or any of its subsidiaries, or to the Funds. For purposes of this provision, the public does not include Plan Providers' representatives who are actively engaged in promoting the Funds. Any brochure or other communication to the public that mentions the Funds shall be submitted to Distributor for written approval prior to use. Plan Provider shall provide copies of its regulatory filings that include any reference to A I M Management Group Inc. or its subsidiaries or the Funds to Distributor. If Plan Provider or its affiliates should make unauthorized references or representations, Plan Provider agrees to indemnify and hold harmless the Funds, A I M Management Group Inc. and its subsidiaries from any claims, losses, expenses or liability arising in any way out of or connected in any way with such references or representations.

         6.      TERMINATION

         (a) This Agreement may be terminated with respect to any Fund at any time without any penalty by the vote of a majority of the directors of such Fund who are "disinterested directors", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), or by a vote of a majority of the Fund's outstanding shares, on sixty (60) days' written notice. It will be terminated by any act which terminates either the Fund's Distribution Plan, or any related agreement thereunder, and in any event, it shall terminate automatically in the event of its assignment as that term is defined in the 1940 Act.

         (b) Either party may terminate this Agreement upon ninety (90) days' prior written notice to the other party at the address specified below.

7.       INDEMNIFICATION

         (a) Plan Provider agrees to indemnify and hold harmless the Distributor, its affiliates, the Funds, the Funds' investment advisors, and each of their directors, officers, employees, agents and each person, if any, who controls them within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), (the "Distributor Indemnitees") against any losses, claims, damages, liabilities or expenses to which a Distributor Indemnitee may become subject insofar as those losses, claims, damages, liabilities or expenses or actions in respect thereof, arise out of or are based upon (i) Plan Provider's negligence or willful misconduct in performing the Services, (ii) any breach by Plan Provider of any material provision of this Agreement, or (iii) any breach by Plan Provider of a representation, warranty or covenant made in this Agreement; and Plan Provider will reimburse the Distributor Indemnitee for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending such loss, claim or action. This indemnity agreement will be in addition to any liability which Plan Provider may otherwise have.

         (b) Distributor agrees to indemnify and hold harmless Plan Provider and its affiliates, and each of its directors, officers, employees, agents and each person, if any, who controls Plan Provider within the meaning of the Securities Act (the "Plan Provider Indemnitees") against any losses, claims, damages, liabilities or expenses to which a Plan Provider Indemnitee may become subject insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus of a Fund, or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, (ii) any breach by Distributor of any material provision of this Agreement, (iii) Distributor's negligence or willful misconduct in carrying out its duties and responsibilities under this Agreement, or (iv) any breach by Distributor of a representation, warranty or covenant made in this Agreement; and Distributor will reimburse the Plan Provider Indemnitees for any legal or other expenses reasonably incurred, as incurred, by them, in connection with investigating or defending any such loss, claim or action. This indemnity agreement will be in addition to any liability which Distributor may otherwise have.

         (c) If any third party threatens to commence or commences any action for which one party (the "Indemnifying Party") may be required to indemnify another person hereunder (the "Indemnified Party"), the Indemnified Party shall promptly give notice thereof to the Indemnifying Party. The Indemnifying Party shall be entitled, at its own expense and without limiting its obligations to indemnify the Indemnified Party, to assume control of the defense of such action with counsel selected by the Indemnifying Party which counsel shall be reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the control of the defense, the Indemnified Party may participate in the defense of such claim at its own expense. Without the prior written consent of the Indemnified Party, which consent shall not be withheld unreasonably, the Indemnifying Party may not settle or compromise the liability of the Indemnified Party in such action or consent to or permit the entry of any judgment in respect thereof unless in connection with such settlement, compromise or consent each Indemnified Party receives from such claimant an unconditional release from all liability in respect of such claim.

8.       GOVERNING LAW

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to agreements fully executed and to be performed therein.

9.       ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each party represents that it is free to enter into this Agreement and that by doing so it will not breach or otherwise impair any other agreement or understanding with any other person, corporation or other entity. Each party represents that it has full power and authority under applicable law, and has taken all action necessary to enter into and perform this Agreement and the person executing this Agreement on its behalf is duly authorized and empowered to execute and deliver this Agreement. Additionally, each party represents that this Agreement, when executed and delivered, shall constitute its valid, legal and binding obligation, enforceable in accordance with its terms.

Plan Provider further represents, warrants, and covenants that:

         (a) it is registered as a transfer agent pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or is not required to be registered as such;

         (b) the arrangements provided for in this Agreement will be disclosed to the Plan Representatives; and

         (c) it is registered as a broker-dealer under the 1934 Act or any applicable state securities laws, or, including as a result of entering into and performing the services set forth in this Agreement, is not required to be registered as such.

Distributor further represents, warrants and covenants, that:

         (a) it is registered as a broker-dealer under the 1934 Act and any applicable state securities laws; and

         (b) the Funds' advisors are registered as investment advisors under the Investment Advisers Act of 1940, the Funds are registered as investment companies under the 1940 Act and Fund Shares are registered under the Securities Act.

10.      MODIFICATION

         This Agreement and Exhibit A may be amended at any time by Distributor without Plan Provider's consent by Distributor mailing a copy of an amendment to Plan Provider at the address set forth below. Such amendment shall become effective thirty (30) days from the date of mailing unless this Agreement is terminated by the Plan Provider within such thirty (30) days.

11.      ASSIGNMENT

         This Agreement shall not be assigned by a party hereto, without the prior written consent of the other parties hereto, except that a party may assign this Agreement to an affiliate having the same ultimate ownership as the assigning party without such consent.

12.      SURVIVAL

         The provisions of Sections 1, 5 and 7 shall survive termination of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement by their duly authorized officers as of the date first above written.


                                        ______________________________________

                                        (PLAN PROVIDER)

                                        By:___________________________________

                                        Print Name:___________________________

                                        Title:________________________________

                                        Address: _____________________________

                                        ______________________________________

                                        ______________________________________

                                        A I M DISTRIBUTORS, INC.
                                        (DISTRIBUTOR)

                                        By:___________________________________

                                        Print Name:___________________________

                                        Title:________________________________

                                        11 Greenway Plaza
                                        Suite 1919
                                        Houston, Texas 77210

                                  EXHIBIT A

         For the term of this Agreement, Distributor, or its affiliates, shall pay Plan Provider the following amounts for each of the following Funds with respect to the average daily net asset value of the Class A and Class C Shares of the Plans' balances for the prior quarter:

FUND                                                                                       ANNUAL FEE
----------                                                                                 ----------
AIM Equity Funds, Inc.
--------------------------------------------
         AIM Aggressive Growth Fund*                                                          .25%
         AIM Blue Chip Fund                                                                   .25%
         AIM Capital Development Fund                                                         .25%
         AIM Charter Fund                                                                     .25%
         AIM Constellation Fund                                                               .25%
         AIM Weingarten Fund                                                                  .25%

AIM Funds Group
-------------------------------------
         AIM Balanced Fund                                                                    .25%
         AIM Global Utilities Fund                                                            .25%
         AIM Growth Fund                                                                      .25%
         AIM High Yield Fund                                                                  .25%
         AIM Income Fund                                                                      .25%
         AIM Intermediate Government Fund                                                     .25%
         AIM Municipal Bond Fund                                                              .25%
         AIM Value Fund                                                                       .25%

         AIM International Funds, Inc.
------------------------------------------------------------
         AIM Asia-Pacific Growth Fund                                                         .25%
         AIM European Capital Growth Fund                                                     .25%
         AIM Global Aggressive Growth Fund                                                    .25%
         AIM Global Growth Fund                                                               .25%
         AIM Global Income Fund                                                               .25%
         AIM International Equity Fund                                                        .25%

AIM Investment Securities Funds
-------------------------------
         Limited Maturity Treasury Portfolio (AIM
         Limited Maturity Treasury Shares)                                                    .15%

         Distributor or its affiliates shall calculate the amount of quarterly payment and shall deliver to Plan Provider a quarterly statement showing the calculation of the quarterly amounts payable to Plan Provider. Distributor reserves the right at any time to impose minimum fee payment requirements before any quarterly payments will be made to Plan Provider. Payment to Plan Provider shall occur within 30 days following the end of each quarter. All parties agree that the payments referred to herein are for record keeping and administrative services only and are not for legal, investment advisory or distribution services.

         Minimum Payments: $50 (with respect to all Funds in the aggregate.)

         * AIM Aggressive Growth Fund is currently closed to new investors.

                                                               EXHIBIT E


[LOGO APPEARS HERE]
A I M DISTRIBUTORS, INC.



                           A I M DISTRIBUTORS, INC.
                        SHAREHOLDER SERVICE AGREEMENT
                           (BANK TRUST DEPARTMENTS)




                                                  ____________________, 19_____

A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas  77046-1173

Gentlemen:

       We desire to enter into an Agreement with A I M Distributors, Inc. ("AIM Distributors") as agent on behalf of the funds listed on Schedule A hereto (the "Funds"), for the servicing of our clients who are shareholders of, and the administration of accounts in, the Funds. We understand that this Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the Funds, under a Distribution Plan (the "Plan") adopted pursuant to said Rule, and is subject to applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). This Agreement defines the services to be provided by us for which we are to receive payments pursuant to the Plan. The Plan and the Agreement have been approved by a majority of the directors or trustees of the applicable Fund, including a majority of directors or trustees who are not interested persons of the applicable Fund, and who have no direct or indirect financial interest in the operation of the Plan or related agreements, by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination by the directors or trustees of the applicable Fund, in the exercise of their reasonable business judgement and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Shares. The terms and conditions of this Agreement shall be as follows:

1. To the extent that we provide continuing personal shareholder services and administrative support services to our customers who may from time to time own shares of the Funds of record or beneficially, including but not limited to, forwarding sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares of the Funds and providing such other services as AIM Distributors or the customer may reasonably request, you shall pay us a fee periodically. We represent that we shall accept fees hereunder only so long as we continue to provide such personal shareholder services.

2. We agree to transmit to AIM Distributors in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from AIM Distributors by us relating to shares of the Funds owned by our clients. AIM Distributors, on behalf of the Funds, agrees

Shareholder Service Agreement                                             Page 2
(Bank Trust Departments)


       to pay all out-of-pocket expenses actually incurred by us in connection with the transfer by us of such proxy statements and reports to our clients as required under applicable laws or regulations.

3. We agree to make available upon AIM Distributors's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in such shares as may be required by applicable laws and regulations or as may be reasonably requested by AIM Distributors.

4. We agree to transfer record ownership of a client's Fund shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

5. Neither we nor any of our employees or agents are authorized to make any representation to our clients concerning the Funds except those contained in the then current prospectuses applicable to the Funds, copies of which will be supplied to us by AIM Distributors; and we shall have no authority to act as agent for any Fund or AIM Distributors. Neither a Fund, nor A I M Advisors, Inc. ("AIM") will be a party, nor will they be represented as a party, to any agreement that we may enter into with our clients and neither a Fund nor AIM shall participate, directly or indirectly, in any compensation that we may receive from our clients in connection with our acting on their behalf with respect to this Agreement.

6. In consideration of the services and facilities described herein, we shall receive a maximum annual service fee and asset-based sales charge, payable monthly, as set forth on Schedule A hereto. We understand that this Agreement and the payment of such service fees and asset-based sales charge has been authorized and approved by the Board of Directors or Trustees of the applicable Fund, and that the payment of fees thereunder is subject to limitations imposed by the rules of the NASD.

7. AIM Distributors reserves the right, in its discretion and without notice, to suspend the sale of any Fund or withdraw the sale of shares of a Fund, or upon notice to us, to amend this Agreement. We agree that any order to purchase shares of the Funds placed by us after notice of any amendment to this Agreement has been sent to us shall constitute our agreement to any such amendment.

8. All communications to AIM Distributors shall be duly given if mailed to A I M Distributors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Any notice to us shall be duly given if mailed to us at the address specified by us in this Agreement or to such other address as we shall have designated in writing to AIM Distributors.

9. This Agreement may be terminated at any time by AIM Distributors on not less than 60 days' written notice to us at our principal place of business. We, on 60 days' written notice addressed to AIM Distributors at its principal place of business, may terminate this Agreement. AIM Distributors may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. AIM Distributors's failure to terminate for any cause shall not

Shareholder Service Agreement                                             Page 3
(Bank Trust Departments)



       constitute a waiver of AIM Distributors's right to terminate at a later date for any such cause. This Agreement may be terminated with respect to any Fund at any time by the vote of a majority of the directors or trustees of such Fund who are disinterested directors or by a vote of a majority of the Fund's outstanding shares, on not less than 60 days' written notice to us at our principal place of business. This Agreement will be terminated by any act which terminates a Fund's Distribution Agreement with AIM Distributors, the Agreement for Purchase of Shares of The AIM Family of Funds--Registered Trademark-- between us and AIM Distributors or a Fund's Distribution Plan, and in any event, it shall terminate automatically in the event of its assignment by us, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

10. We represent that our activities on behalf of our clients and pursuant to this Agreement either (i) are not such as to require our registration as a broker-dealer in the state(s) in which we engage in such activities, or (ii) we are registered as a broker-dealer in the state(s) in which we engage in such activities. We represent that we are registered as a broker-dealer with the NASD if required under applicable law.

11. This Agreement and the Agreement for Purchase of Shares of The AIM Family of Funds--Registered Trademark-- through Bank Trust Departments constitute the entire agreement between us and AIM Distributors and supersede all prior oral or written agreements between the parties hereto. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute the same instrument.

12. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas.

13. This Agreement shall become effective as of the date when it is executed and dated by AIM Distributors.

Shareholder Service Agreement                                             Page 4
(Bank Trust Departments)




       The undersigned agrees to abide by the foregoing terms and conditions.





                                           -------------------------------------
                                           (Firm Name)


                                           -------------------------------------
                                           (Address)


                                           -------------------------------------
                                           City/State/Zip/County

                                           By:
                                                  ------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                  ------------------------------

                                           Dated:
                                                 -------------------------------



ACCEPTED:

A I M DISTRIBUTORS, INC.


By:
        ----------------------------------

Name:
        ----------------------------------

Title:
        ----------------------------------

Dated:
        ----------------------------------

                     Please sign both copies and return to:
                            A I M Distributors, Inc.
                         11 Greenway Plaza, Suite 1919
                           Houston, Texas 77046-1173

Shareholder Service Agreement                                             Page 5
(Bank Trust Departments)



                                   SCHEDULE A

          Funds                                                              Fees
          -----                                                              ----
AIM Equity Funds, Inc.
          AIM Blue Chip Fund
          AIM Capital Development Fund
          AIM Charter Fund (Retail Class)
          AIM Constellation Fund (Retail Class)
          AIM Weingarten Fund (Retail Class)
          * AIM Aggressive Growth Fund

AIM Funds Group
          AIM Balanced Fund
          AIM Global Utilities Fund
          AIM Growth Fund
          AIM High Yield Fund
          AIM Income Fund
          AIM Intermediate Government Fund
          AIM Money Market Fund
          AIM Municipal Bond Fund
          AIM Value Fund

AIM International Funds, Inc.
          AIM Asia-Pacific Growth Fund
          AIM European Capital Growth Fund
          AIM International Equity Fund
          AIM Global Aggressive Growth Fund
          AIM Global Growth Fund
          AIM Global Income Fund

AIM Investment Securities Funds
          Limited Maturity Treasury Portfolio (AIM Limited
          Maturity Treasury Shares)

AIM Tax-Exempt Funds, Inc.
          AIM Tax-Exempt Cash Fund
          AIM Tax-Exempt Bond Fund of Connecticut
          Intermediate Portfolio (AIM Tax-Free Intermediate Shares)





__________________________________

     *Shares of AIM Aggressive Growth Fund may only be sold to current shareholders who maintain open accounts in AIM Aggressive Growth Fund.

[LOGO APPEARS HERE]
A I M DISTRIBUTORS, INC.




                           A I M DISTRIBUTORS, INC.
                        SHAREHOLDER SERVICE AGREEMENT
                     (BROKERS FOR BANK TRUST DEPARTMENTS)




                                                   ____________________, 19_____

A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, Texas  77046-1173

Gentlemen:

       We desire to enter into an Agreement with A I M Distributors, Inc. ("AIM Distributors") as agent on behalf of the funds listed on Schedule A hereto (the "Funds"), for the servicing of our clients who are shareholders of, and the administration of accounts in, the Funds. We understand that this Shareholder Service Agreement (the "Agreement") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") by each of the Funds, under a Distribution Plan (the "Plan") adopted pursuant to said Rule, and is subject to applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). This Agreement defines the services to be provided by us for which we are to receive payments pursuant to the Plan. The Plan and the Agreement have been approved by a majority of the directors or trustees of the applicable Fund, including a majority of directors or trustees who are not interested persons of the applicable Fund, and who have no direct or indirect financial interest in the operation of the Plan or related agreements, by votes cast in person at a meeting called for the purpose of voting on the Plan. Such approval included a determination by the directors or trustees of the applicable Fund, in the exercise of their reasonable business judgement and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Shares. The terms and conditions of this Agreement shall be as follows:

1. To the extent that we provide continuing personal shareholder services and administrative support services to our customers who may from time to time own shares of the Funds of record or beneficially, including but not limited to, forwarding sales literature, answering routine customer inquiries regarding the Funds, assisting customers in changing dividend options, account designations and addresses, and in enrolling into any of several special investment plans offered in connection with the purchase of the Funds' shares, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and capital gains distributions automatically in shares of the Funds and providing such other services as AIM Distributors or the customer may reasonably request, you shall pay us a fee periodically. We represent that we shall accept fees hereunder only so long as we continue to provide such personal shareholder services.

2. We agree to transmit to AIM Distributors in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from AIM Distributors by us relating to shares of the Funds owned by our clients. AIM Distributors, on behalf of the Funds, agrees

Shareholder Service Agreement                                             Page 2
(Brokers for Bank Trust Departments)



       to pay all out-of-pocket expenses actually incurred by us in connection with the transfer by us of such proxy statements and reports to our clients as required under applicable laws or regulations.

3. We agree to transfer to AIM Distributors in a timely manner as set forth in the applicable prospectus, federal funds in an amount equal to the amount of all purchase orders placed by us and accepted by AIM Distributors. In the event that AIM Distributors fails to receive such federal funds on such date (other than through the fault of AIM Distributors), we shall indemnify the applicable Fund and AIM Distributors against any expense (including overdraft charges) incurred by the applicable Fund and/or AIM Distributors as a result of the failure to receive such federal funds.

4. We agree to make available upon AIM Distributors's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in such shares as may be required by applicable laws and regulations or as may be reasonably requested by AIM Distributors.

5. We agree to transfer record ownership of a client's Fund shares to the client promptly upon the request of a client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

6. Neither we nor any of our employees or agents are authorized to make any representation to our clients concerning the Funds except those contained in the then current prospectuses applicable to the Funds, copies of which will be supplied to us by AIM Distributors; and we shall have no authority to act as agent for any Fund or AIM Distributors. Neither a Fund, nor A I M Advisors, Inc. ("AIM") will be a party, nor will they be represented as a party, to any agreement that we may enter into with our clients and neither a Fund nor AIM shall participate, directly or indirectly, in any compensation that we may receive from our clients in connection with our acting on their behalf with respect to this Agreement.

7. In consideration of the services and facilities described herein, we shall receive a maximum annual service fee and asset-based sales charge, payable monthly, as set forth on Schedule A hereto. We understand that this Agreement and the payment of such service fees and asset-based sales charge has been authorized and approved by the Board of Directors or Trustees of the applicable Fund, and that the payment of fees thereunder is subject to limitations imposed by the rules of the NASD.

8. AIM Distributors reserves the right, in its discretion and without notice, to suspend the sale of any Fund or withdraw the sale of shares of a Fund, or upon notice to us, to amend this Agreement. We agree that any order to purchase shares of the Funds placed by us after notice of any amendment to this Agreement has been sent to us shall constitute our agreement to any such amendment.

9.     All communications to AIM Distributors shall be duly given if mailed to

Shareholder Service Agreement                                             Page 3
(Brokers for Bank Trust Departments)



       A I M Distributors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173. Any notice to us shall be duly given if mailed to us at the address specified by us in this Agreement or to such other address as we shall have designated in writing to AIM Distributors.

10. This Agreement may be terminated at any time by AIM Distributors on not less than 60 days' written notice to us at our principal place of business. We, on 60 days' written notice addressed to AIM Distributors at its principal place of business, may terminate this Agreement. AIM Distributors may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. AIM Distributors's failure to terminate for any cause shall not constitute a waiver of AIM Distributors's right to terminate at a later date for any such cause. This Agreement may be terminated with respect to any Fund at any time by the vote of a majority of the directors or trustees of such Fund who are disinterested directors or by a vote of a majority of the Fund's outstanding shares, on not less than 60 days' written notice to us at our principal place of business. This Agreement will be terminated by any act which terminates the Selected Dealer Agreement between us and AIM Distributors or a Fund's Distribution Plan, and in any event, shall terminate automatically in the event of its assignment by us, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

11. We represent that our activities on behalf of our clients and pursuant to this Agreement either (i) are not such as to require our registration as a broker-dealer in the state(s) in which we engage in such activities, or (ii) we are registered as a broker-dealer in the state(s) in which we engage in such activities. We represent that we are registered as a broker-dealer with the NASD if required under applicable law.

12. This Agreement and all rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of Texas. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute the same instrument. This Agreement shall not relieve us or AIM Distributors from any obligations either may have under any other agreements between us.

13. This Agreement shall become effective as of the date when it is executed and dated by AIM Distributors.

Shareholder Service Agreement                                             Page 4
(Brokers for Bank Trust Departments)




       The undersigned agrees to abide by the foregoing terms and conditions.





                               -------------------------------------------------
                               (Firm Name)


                               -------------------------------------------------
                               (Address)


                               -------------------------------------------------
                               City/State/Zip/County

                               By:
                                      ------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                      ------------------------------------------

                               Dated:
                                     -------------------------------------------



ACCEPTED:

A I M DISTRIBUTORS, INC.


By:
       -----------------------------

Name:
       -----------------------------

Title:
       -----------------------------

Dated:
       -----------------------------


                     Please sign both copies and return to:
                            A I M Distributors, Inc.
                         11 Greenway Plaza, Suite 1919
                           Houston, Texas 77046-1173

Shareholder Service Agreement                                             Page 5
(Brokers for Bank Trust Departments)



                                   SCHEDULE A

          Funds                                                              Fees
          -----                                                              ----
AIM Equity Funds, Inc.
          AIM Blue Chip Fund
          AIM Capital Development Fund
          AIM Charter Fund (Retail Class)
          AIM Constellation Fund (Retail Class)
          AIM Weingarten Fund (Retail Class)
          * AIM Aggressive Growth Fund

AIM Funds Group
          AIM Balanced Fund
          AIM Global Utilities Fund
          AIM Growth Fund
          AIM High Yield Fund
          AIM Income Fund
          AIM Intermediate Government Fund
          AIM Money Market Fund
          AIM Municipal Bond Fund
          AIM Value Fund

AIM International Funds, Inc.
          AIM Asia-Pacific Growth Fund
          AIM European Capital Growth Fund
          AIM International Equity Fund
          AIM Global Aggressive Growth Fund
          AIM Global Growth Fund
          AIM Global Income Fund

AIM Investment Securities Funds
          Limited Maturity Treasury Portfolio (AIM Limited
          Maturity Treasury Shares)

AIM Tax-Exempt Funds, Inc.
          AIM Tax-Exempt Cash Fund
          AIM Tax-Exempt Bond Fund of Connecticut
          Intermediate Portfolio (AIM Tax-Free Intermediate Shares)





__________________________________

     *Shares of AIM Aggressive Growth Fund may only be sold to current shareholders who maintain open accounts in AIM Aggressive Growth Fund.